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                               [2,300,000] SHARES
                               MYLEX CORPORATION
                                  COMMON STOCK

                               UNDERWRITING AGREEMENT

NEEDHAM & COMPANY, INC.
400 Park Avenue
New York, New York 10022

Ladies and Gentlemen:

    Mylex Corporation, a Florida corporation (the "Company"), proposes to sell [2,000,000] shares of Common Stock of the Company, par value $0.01 (the "Common Stock"), to you and to the several other Underwriters (as defined below). Certain shareholders of the Company named in Schedule II hereto (hereinafter called the "Selling Shareholders"), acting severally and not jointly, propose to sell an aggregate of [300,000] shares of authorized and outstanding shares of the Company's Common Stock to the several Underwriters. The shares of Common Stock sold by the Company are hereinafter called the "Company Shares" and the shares of Common Stock to be sold by the Selling Shareholders are hereinafter called the "Selling Shareholder Shares." The Company Shares and the Selling Shareholder Shares are hereinafter collectively referred to as the "Firm Shares." The Company also has agreed to grant to you and the other Underwriters an option (the "Option") to purchase up to an additional 345,000 shares of Common Stock (the "Option Shares") on the terms and for the purposes set forth in Section 1(b). The Firm Shares and the Option Shares are referred to collectively herein as the "Shares."

    It is understood that, subject to the conditions hereinafter stated, the Firm Shares will be sold (and the Option Shares may be sold) to you and the several other Underwriters named in Schedule I hereto (collectively, the
"Underwriters"), for whom you are acting as the representative (the "Representative").

    The Company and the Selling Shareholders confirm as follows their agreement with the Representative and the several other Underwriters.

    1.  AGREEMENT TO SELL AND PURCHASE.

    a. On the basis of the representations, warranties and agreements herein contained and subject to all the terms and conditions of this Agreement, (i) the Company agrees to issue and sell an aggregate of [2,000,000] shares of Common Stock to the several Underwriters, (ii) the Selling Shareholders, acting severally and not jointly, agree to sell an aggregate of [300,000] shares of Common Stock to the several Underwriters, and (iii) each of the Underwriters, severally and not jointly, agrees to purchase from the Company and the Selling Shareholders the respective number of Firm Shares set forth opposite that
Underwriter's  name in SCHEDULE I  hereto, at the purchase  price of $       for
each Firm Share.

    b. Subject to all the terms and conditions of this Agreement, the Company grants the Option to the several Underwriters to purchase, severally and not jointly, up to the maximum number of Option Shares from the Company at the same price per share as the Underwriters shall pay for the Firm Shares. The Option may be exercised only to cover over-allotments in the sale of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of this Agreement upon written or telegraphic notice (the "Option Shares Notice") by the Representative to the Company, no later than 12:00 noon, New York City time, at least two and no more than five business days before the date specified for closing in the Option Shares Notice (the "Option Closing Date"), setting forth the aggregate number of Option Shares to be purchased and the time and date for such purchase. On the Option Closing Date, the Company will sell to the Underwriters the number of Option Shares set forth in the Option Shares Notice, and each

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Underwriter will purchase such  percentage of the Option  Shares as is equal  to the percentage of the Firm Shares that such Underwriter is purchasing, as adjusted by the Representative in such manner as it deems advisable to avoid fractional shares.

    2. DELIVERY AND PAYMENT. Delivery of the Firm Shares shall be made to the Representative for the accounts of the Underwriters against payment of the purchase price by certified or official bank checks payable in New York Clearing House (next-day) funds to the order of the Company, at the offices of Brown & Bain, 600 Hansen, Suite 100, Palo Alto, California 94306, at 7:00 a.m., Palo Alto time, on the fourth business day following the commencement of the offering contemplated by this Agreement, or at such time on such other date, not later than seven business days after the date of this Agreement, as may be agreed upon by the Company and the Representative (such date is hereinafter referred to as the "Closing Date").

    To the extent the Option is exercised, delivery of the Option Shares against payment by the Underwriters (in the manner specified above) will take place at the offices specified above for the Closing Date at the time and date (which may be the Closing Date) specified in the Option Shares Notice.

    Certificates evidencing the Shares shall be in definitive form and shall be registered in such names and in such denominations as the Representative shall request at least two business days prior to the Closing Date or the Option Closing Date, as the case may be, by written notice to the Company. For the purpose of expediting the checking and packaging of certificates for the Shares, the Company agrees to make such certificates available for inspection at least 24 hours prior to the Closing Date or the Option Closing Date, as the case may be.

    The cost of original issue tax stamps, if any, in connection with the issuance and delivery of the Shares by the Company to the respective Underwriters shall be borne by the Company. The Company will pay and save each Underwriter and any subsequent holder of the Shares harmless from any and all liabilities with respect to or resulting from any failure or delay in paying Federal and state stamp and other transfer taxes, if any, which may be payable or determined to be payable in connection with the original issuance or sale to such Underwriter of the Shares.

    3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents, warrants and covenants to each Underwriter that:

        a.  A registration statement (Registration No. 33-        ) on Form  S-3
    relating to the Shares, including a preliminary prospectus and such amendments to such registration statement as may have been required to the date of this Agreement, has been prepared by the Company under the provisions of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (collectively referred to as the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, and has been filed with the Commission. The term "preliminary prospectus" as used herein means a preliminary prospectus as contemplated by Rule 430 or Rule 430A of the Rules and Regulations included at any time as part of the registration statement. Copies of such registration statement and amendments and of each related preliminary prospectus have been delivered to the Representative. If such registration statement has not become effective, a further amendment to such registration statement, including a form of final prospectus, necessary to permit such registration statement to become effective will be filed promptly by the Company with the Commission. If the registration statement has become effective, a final prospectus containing information permitted to be omitted at the time of effectiveness by Rule 430A of the Rules and Regulations will be filed promptly by the Company with the Commission in accordance with Rule 424(b) of the Rules and Regulations. The term "Registration Statement" means the registration statement as amended at the time it becomes or became effective (the "Effective Date"), including financial statements and all exhibits and any information deemed to be included by Rule 430A. The term "Prospectus" means the prospectus

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    as  first filed with the Commission pursuant to Rule 424(b) of the Rules and
    Regulations or, if no such filing is required, the form of final prospectus included in the Registration Statement at the Effective Date.

        b. On the Effective Date, the date the Prospectus is first filed with the Commission pursuant to Rule 424(b) (if required), at all times subsequent to and including the Closing Date and, if later, the Option Closing Date and when any post-effective amendment to the Registration Statement becomes effective or any amendment or supplement to the Prospectus is filed with the Commission, the Registration Statement and the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment or supplement thereto), including the financial statements included in the Prospectus, did and will comply with all applicable provisions of the Act and the Rules and Regulations and will contain all statements required to be stated therein in accordance with the Act and the Rules and Regulations. On the Effective Date and when any post-effective amendment to the Registration Statement becomes effective, no part of the Registration Statement, the Prospectus or any such amendment or supplement did or will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. At the Effective Date, the date the Prospectus or any amendment or supplement to the Prospectus is filed with the Commission and at the Closing Date and, if later, the Option Closing Date, the Prospectus did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing representations and warranties in this Section 3(b) do not apply to any statements or omissions made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Representative specifically for inclusion in the Registration Statement or Prospectus or any amendment or supplement thereto. The Company acknowledges that the statements set forth under the heading "Underwriting" in the Prospectus constitute the only information relating to any Underwriter furnished in writing to the Company by the Representative specifically for inclusion in the Registration Statement.

        c. The Company is, and at the Closing Date and, if later, the Option Closing Date will be, a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. The Company has, and at the Closing Date and, if later, the Option Closing Date will have, full power and authority to conduct all the activities conducted by it, to own or lease all the material assets owned by or leased by it and to conduct its business as described in the Registration Statement and the Prospectus. The Company is, and at the Closing Date and, if later, the Option Closing Date will be, duly licensed or qualified to do business and in good standing as a foreign corporation in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such license or qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not materially and adversely affect the Company or its business, properties, business prospects, condition (financial or other) or results of operations. Except as disclosed in the Registration Statement and Prospectus, the Company (i) does not own, and at the Closing Date and, if later, the Option Closing Date will not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any corporation, firm, partnership, joint venture, association or other entity and (ii) is not, and at the Closing Date and, if later, the Option Closing Date will not be, engaged in any discussions or a party to any agreement or understanding, written or oral, regarding the acquisition of an interest in any corporation, firm, partnership, joint venture, association or other entity where such discussions, agreements or understandings would require amendment to the Registration Statement pursuant to applicable securities laws. Complete and correct copies of the articles of incorporation and of the by-laws of the Company and all amendments thereto have been delivered to the Representative, and no changes therein will be made subsequent to the date hereof and prior to the Closing Date or, if later, the Option Closing Date.

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        d.   All of  the outstanding  shares  of capital  stock of  the  Company
    (including  the Shares when  delivered and paid  for as contemplated herein)
    have  been  duly  authorized  and   validly  issued,  are  fully  paid   and
    nonassessable and were issued in compliance with all applicable state and federal securities laws; the Firm Shares and the Option Shares issued by the Company (if any) have been duly authorized and when issued and paid for as contemplated herein will be validly issued, fully paid and nonassessable; no preemptive or similar rights exist with respect to any of the Shares or the issue and sale thereof. The description of the capital stock of the Company in the Registration Statement and the Prospectus is, and at the Closing Date and, if later, the Option Closing Date will be, complete and accurate in all respects. Except as set forth in the Prospectus, the Company does not have outstanding, and at the Closing Date and, if later, the Option Closing Date will not have outstanding, any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell, any shares of Common Stock, or any such warrants, convertible securities or obligations.

        e. The financial statements and schedules included in the Registration Statement or the Prospectus present fairly the financial condition of the Company as of the respective dates thereof and the results of operations and cash flows of the Company for the respective periods covered thereby, all in conformity with generally accepted accounting principles applied on a consistent basis throughout the entire period involved, except as otherwise disclosed in the Prospectus. No other financial statements or schedules of the Company are required by the Act or the Rules and Regulations to be included in the Registration Statement or the Prospectus. KPMG Peat Marwick LLP (the "Accountant"), who has reported on such financial statements and schedules, is an independent accountant with respect to the Company as required by the Act and the Rules and Regulations. The summary financial and statistical data included in the Registration Statement present fairly the information shown therein and have been compiled on a basis consistent with the financial statements presented therein.

        f. Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus and prior to the Closing Date and, if later, the Option Closing Date, except as set forth in or contemplated by the Registration Statement and the Prospectus, (i) there has not been and will not have been any change in the capitalization of the Company (other than in connection with the exercise of options to purchase the Company's Common Stock granted pursuant to the Company's stock option plans from the reserves as described in the Registration Statement), or any material adverse change in the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company, arising for any reason whatsoever, (ii) the Company has not incurred nor will it incur, except in the ordinary course of business as described in the Prospectus, any material liabilities or obligations, direct or contingent, nor has it entered into nor will it enter into, except in the ordinary course of business as described in the Prospectus, any material transactions other than pursuant to this Agreement and the transactions referred to herein and (iii) the Company has not and will not have paid or declared any dividends or other distributions of any kind on any class of its capital stock.

        g. The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

        h. Except as set forth in the Registration Statement and the Prospectus, there are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its officers in their capacity as such, nor any basis therefor, before or by any Federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding would materially and adversely affect the Company or its business, properties, business prospects, condition (financial or otherwise) or results of operations.

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        i.  The Company has, and at  the Closing Date and, if later, the  Option
    Closing Date will have, performed all its obligations required to be performed by it, and is not, and at the Closing Date and, if later, the Option Closing Date will not be, in default, under any contract or other instrument to which it is a party or by which its property is bound or affected, which default might materially and adversely affect the Company or its business, properties, business prospects, condition (financial or other) or results of operations. To the Company's best knowledge, no other party under any contract or other instrument to which it is a party is in default in any respect thereunder, which default would materially and adversely
    affect  the  Company  or  its  business,  properties,  business   prospects,
    condition (financial or other) or results of operations. The Company is not, and at the Closing Date and, if later, the Option Closing Date will not be, in violation of any provision of its articles of incorporation or by-laws.

        j. No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required for the consummation by the Company of the transactions on its part contemplated herein, except such as have been obtained under the Act or the Rules and Regulations and such as may be required under state securities or Blue Sky laws or the by-laws and rules of the National Association of Securities Dealers, Inc. (the "NASD") in connection with the purchase and distribution by the Underwriters of the Shares to be sold.

        k. The Company has full corporate power and authority to enter into this Agreement. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as to (i) rights to indemnity and contribution hereunder which may be limited by applicable law, (ii) bankruptcy and laws relating to the rights and remedies of creditors generally and (iii) the availability of equitable remedies. The performance of this Agreement and the consummation of the transactions contemplated hereby will not result in the action or imposition of any lien, charge or encumbrance upon any of the assets of the Company pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any party a right to terminate any of its obligations under, or result in the acceleration of any obligation under the articles of incorporation or by-laws of the Company, any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument to which the Company is a party or by which the Company or any of its properties is bound or affected, or violate or conflict with any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body applicable to the business or properties of the Company presently in effect, a breach or violation of which, a default under which, a termination of which, an acceleration under which, or a conflict with which would materially and adversely affect the Company and its business, properties, business prospects, condition (financial or other) or results of operations.

        l. The Company has good and marketable title to all properties and assets described in the Prospectus as owned by it, free and clear of all liens, charges, encumbrances or restrictions, except such liens, charges, encumbrances or restrictions as are described in the Prospectus and those which, individually and in the aggregate, are not material in amount or which, individually and in the aggregate, do not adversely affect the use made or proposed to be made of such properties and assets by the Company. The Company, as lessee, has valid, subsisting and enforceable leases for the properties described in the Prospectus as leased by it, except such as are described in the Prospectus or are not material to the business of the Company. The agreements to which the Company is a party described in the Prospectus are valid agreements, enforceable by the Company (as applicable), except as the enforcement thereof may be limited by bankruptcy and laws relating to the rights and remedies of creditors generally or by the availability of general equitable remedies. The Company owns or leases all such properties as are necessary to its

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    operations as now conducted or as proposed to be conducted, except where the failure to so  own or lease  would not materially  and adversely affect  the
    Company   or  its   business,  properties,   business  prospects,  condition
    (financial or otherwise) or results of operations.

        m. There is no document or contract of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement (including those incorporated by reference) which is not described or filed as required. All such contracts to which the Company is a party have been duly authorized, executed and delivered by the Company, constitute valid and binding agreements of the Company and are enforceable against the Company in accordance with the terms thereof, except as to (i) rights to indemnity and contribution thereunder which may be limited by applicable law, (ii) bankruptcy and laws relating to the rights and remedies of creditors generally and (iii) the availability of equitable remedies.

        n. No statement, representation, warranty or covenant made by the Company in this Agreement or made in any certificate or document required by
    Section 7(k) of this Agreement to be delivered to the Representative was or will be, when made, inaccurate, untrue or incorrect.

        o. Neither the Company nor any of its directors, officers or controlling persons has taken, directly or indirectly, any action designed, or which might reasonably be expected, to cause or result, under the Act or otherwise, in, or which has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

        p. No holder of securities of the Company has rights to the registration of any securities of the Company because of the filing of the Registration Statement, which rights have not been waived by the holder as of the date hereof.

        q. The Common Stock is listed and duly admitted to trading on the Nasdaq National Market (the "NASDAQ/NM"), and the Company has received notification that the listing by the NASDAQ/NM of the Shares has been approved, subject to official notice of issuance of the Shares.

        r. Except as disclosed in the Prospectus, (i) the Company has sufficient trademarks, trade names, patent rights, mask works, copyrights, licenses, approvals and governmental authorizations to conduct its business as now conducted, where the failure to have any such right would have a material and adverse effect on the Company or its business, properties, business prospects, condition (financial or otherwise) or results of operations; (ii) the Company is not infringing any mask works rights, copyrights, trade secrets or other similar rights of others or, to the best knowledge of the Company, any trademarks, trade name rights or patent rights of others, where such infringement would have a material and adverse effect on the Company or its business, properties, business prospects, condition (financial or otherwise) or results of operations; and (iii) no claim has been made again the Company regarding trademark, trade name, patent, mask work, copyright, license, trade secret or other infringement which would have a material and adverse effect on the Company or its business, properties, business prospects, condition (financial or otherwise) or results of operations.

        s. The Company has filed all federal, state and foreign income tax returns which have been required to be filed and has paid all taxes and assessments received by it to the extent that such taxes or assessments have become due. The Company has no tax deficiency which has been or might be asserted or threatened against the Company which could have a material and adverse effect on the Company or its business, properties, business prospects, condition (financial or otherwise) or results of operations.

        t. The Company owns or possesses all authorizations, approvals, orders, licenses, registrations, other certificates and permits of and from all governmental regulatory officials and bodies necessary to conduct its business as contemplated in the Prospectus, except where the failure to

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    own  or  possess  all  such  authorizations,  approvals,  orders,  licenses, registrations,  other  certificates  and permits  would  not  materially and
    adversely  affect  the  Company   or  its  business,  properties,   business
    prospects, condition (financial or otherwise) or results of operations. There is no proceeding pending or threatened, or any basis therefor known to the Company, which may cause any such authorization, approval, order, license, registration, certificate or permit to be revoked, withdrawn, canceled, suspended or not renewed; and the Company is conducting its business in compliance with all laws, rules and regulations applicable thereto, including, without limitation, all applicable local, state and federal environmental laws and regulations.

        u. The Company maintains insurance of the types and in the amounts generally deemed adequate for its business, including, but not limited to, insurance covering real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect.

        v. The Company has not at any time during the last five years (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

        w. The Company has not taken and will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

        x. The Company has complied in all respects with the requirements of the Securities and Exchange Act of 1934, as amended, and the rules and regulation thereunder (the "Exchange Act"), including the periodic reporting requirements thereof, and each such filing has conformed in all respects to the requirements of the Exchange Act and, as of its date, did not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

        y. The Company has not since the filing of the Registration Statement, except in connection with the sale of the Company Shares, (i) sold, bid for, purchased, attempted to induce any person to purchase, or paid anyone any compensation for soliciting purchases of, the Shares or (ii) paid or agreed to pay any person any compensation for soliciting another to purchase any other securities of the Company.

    4.    REPRESENTATIONS  AND WARRANTIES  OF  THE SELLING  SHAREHOLDERS.   Each
Selling Shareholder, severally and not jointly, represents and warrants to and agrees with each Underwriter and the Company that:

        a. Such Selling Shareholder now has and on the Closing Date, and on any later date on which Option Shares are purchased, if applicable, will have valid marketable title to such of the Shares as are to be sold by such Selling Shareholder, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest other than pursuant to this Agreement; such Selling Shareholder has full right, power and authority to sell, assign, transfer and deliver the Shares to be sold by such Selling Shareholder hereunder; and upon delivery of such Shares hereunder and payment of the purchase price as herein contemplated, each of the Underwriters will obtain valid marketable title to the Shares purchased by it from such Selling Shareholder, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest, including any liability for estate or inheritance taxes, or any liability to or claims of any creditor, devisee, legatee or beneficiary of such Selling Shareholder.

        b. Such Selling Shareholder has duly authorized (if applicable), executed and delivered, in the form heretofore furnished to the Representative, a Power of Attorney (the "Power of Attorney") appointing and as attorneys-in-fact (collectively, the "Attorneys" and individually, an "Attorney") and a Letter of Transmittal and Custody Agreement (the "Custody Agreement")
    with , as custodian (the "Custodian"); each of the Power of Attorney and the Custody Agreement constitutes a valid and binding agreement of such Selling Shareholder, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles; and each of such Selling Shareholder's Attorneys, acting alone, is authorized to execute and deliver this Agreement and the certificate referred to in Section 7(l) hereof on behalf of such Selling Shareholder, to determine the purchase price to be paid by the several Underwriters to such Selling Shareholder as provided in Section 1(a) hereof, to authorize the delivery of the Selling Shareholder Shares under this Agreement and to duly endorse (in blank or otherwise) the certificate or certificates representing such Shares or a stock power or powers with respect thereof, to accept payment therefor, and otherwise to act on behalf of such Selling Shareholder in connection with this Agreement. Certificates in negotiable form for all Shares to be sold by such Selling Shareholder under this Agreement, together with a stock power or powers duly endorsed in blank by such Selling Shareholder, have been placed in custody with the Custodian for the purpose of effecting delivery hereunder.

        c. All authorizations, approvals, consents and orders necessary for the execution and delivery by such Selling Shareholder of the Power of Attorney and the Custody Agreement, the execution and delivery by or on behalf of such Selling Shareholder of this Agreement and the sale and delivery of the Selling Shareholder Shares under this Agreement (other than, at the time of the execution hereof (if the Registration Statement has not yet been declared effective by the Commission), the issuance of the order of the Commission declaring the Registration Statement effective and such authorizations, approvals or consents as may be necessary under state or other securities or Blue Sky laws) have been obtained and are in full force and effect; such Selling Shareholder, if other than a natural person, has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its organization as the type of entity that it purports to be; and such Selling Shareholder has full right, power and authority to enter into and perform its obligations under this Agreement and such Power of Attorney and Custody Agreement, and to sell, assign, transfer and deliver the Shares to be sold by such Selling Shareholder under this Agreement.

        d. Such Selling Shareholder will not, for a period commencing on August 7, 1995, and ending ninety (90) days after the Registration Statement has been declared effective by the Commission, offer to sell, contract to sell or otherwise sell or dispose of, loan, pledge, or grant any rights with respect to any shares of Common Stock, any options or warrants to purchase any shares of Common Stock, or any securities convertible into or exchangeable for shares of Common Stock, now owned or hereafter acquired directly by such Selling Shareholder or with respect to which such Selling Shareholder has or hereafter acquires the power of disposition.

        e. For all Shares to be sold by such Selling Shareholder under this Agreement, certificates in negotiable form, together with a stock power or powers duly endorsed in blank by such Selling Shareholder, have been placed in custody with the Custodian for the purpose of effecting delivery hereunder.

        f. This Agreement has been duly authorized by such Selling Shareholder that is not a natural person and has been duly executed and delivered by or on behalf of such Selling Shareholder and is a valid and binding agreement of such Selling Shareholder, enforceable in accordance with its terms, except as the indemnification and contribution provisions hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles; and the performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach of or default under any material bond, debenture, note or other evidence of indebtedness, or any material contract, indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder or any Selling Shareholder Shares of such Selling Shareholder hereunder may be bound or, to such Selling Shareholder's knowledge, result in any violation of any law, order, rule, regulation, writ, injunction or decree of any court or governmental agency or body or, if such Selling Shareholder is other than a natural person, result in any violation of any provisions of the charter, bylaws or other organizational documents of such Selling Shareholder.

        g. Such Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to, or which might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

        h. Such Selling Shareholder has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares.

        i. All information furnished by or on behalf of such Selling Shareholder relating to such Selling Shareholder and the Selling Shareholder Shares (other than information relating to the percentage of the shares of Common Stock held by such Selling Shareholder if such percentage is less than one percent of the total shares of Comon Stock) that is contained in the representations and warranties of such Selling Shareholder in such Selling Shareholder's Power of Attorney or set forth in the Registration Statement and the Prospectus is, and on the Closing Date and on any later date on which Option Shares are to be purchased, as the case may be, will be, true, correct and complete, and does not, and on the Closing Date and on any later date on which Option Shares are to be purchased, as the case may be, will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make such statements not misleading.

        j. Such Selling Shareholder will review the Prospectus and will comply with all agreements and satisfy all conditions on its part to be complied with or satisfied pursuant to this Agreement on or prior to the Closing Date, and will advise one of its Attorneys prior to the Closing Date if any statement to be made on behalf of such Selling Shareholder in the certificate contemplated by Section 7(l) would be inaccurate if made as of the Closing Date.

        k. Such Selling Shareholder does not have, or has waived prior to the date hereof, any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the Shares that are to be sold by the Company or any of the other Selling Shareholders to the Underwriters pursuant to this Agreement; and such Selling Shareholder does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital stock, rights, warrants, options or other securities from the Company which are required to be described in the Registration Statement and the Prospectus, other than those described in the Registration Statement and the Prospectus.

        l.    Such   Selling  Shareholder  is   not  aware  that   any  of   the
    representations and warranties of the Company set forth in Section 3 above is untrue or inaccurate in any material respect.

    5. REPRESENTATIONS AND WARRANTIES OF THE SELLING OFFICERS. Each Selling Shareholder identified with an asterisk next to his or her name on SCHEDULE II hereto (each a "Selling Officer") severally, and not jointly, represents and warrants to and agrees with each Underwriter that:

        a. To the knowledge of such Selling Officer, neither the Registration Statement nor the Prospectus, nor any amendment or supplement thereto, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading.

        b. The sale of the Shares by such Selling Officer pursuant hereto is not prompted by any adverse information concerning the Company or its subsidiary which is not set forth in the Registration Statement and the Prospectus.

    6.    AGREEMENTS  OF THE  COMPANY.    The Company  agrees  with  the several
Underwriters as follows:

        a. The Company will not, either prior to the Effective Date or thereafter during such period as the Prospectus is required by law to be delivered in connection with sales of the Shares by an Underwriter or dealer, file any amendment or supplement to the Registration Statement or the Prospectus, unless a copy thereof shall first have been submitted to the Representative within a reasonable period of time prior to the filing thereof and the Representative shall not have objected thereto in good faith.

        b. The Company will use its best efforts to cause the Registration Statement to become effective, and will notify the Representative promptly, and will confirm such advice in writing, (1) when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective, (2) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (3) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose or the threat thereof, (4) of the happening of any event during the period mentioned in the second sentence of Section 6(e) that makes any statement made in the Registration Statement or the Prospectus untrue or that requires the making of any changes in the Registration Statement or the Prospectus in order to make the statements therein, in light of the circumstances in which they are made, not misleading, and (5) of receipt by the Company or any representative or attorney of the Company of any other communication from the Commission relating to the Company, the Registration Statement, any preliminary prospectus or the Prospectus. If at any time the Commission shall issue any order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal of such order at the earliest possible moment. If the Company has omitted any information from the Registration Statement pursuant to Rule 430A of the Rules and Regulations, the Company will use its best efforts to comply with the provisions of, and make all requisite filings with the Commission pursuant to, said Rule 430A and to notify the Representative promptly of all such filings.

        c. The Company will furnish to the Representative, without charge, three signed copies of the Registration Statement and of any post-effective amendment thereto, including financial statements and schedules, and all exhibits thereto, and will furnish to the Representative, without charge, for transmittal to each of the other Underwriters, a copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, but without exhibits.

        d. The Company will comply with all the provisions of any undertakings contained in the Registration Statement.

        e. On the Effective Date, and thereafter from time to time, but only for the nine-month period referred to in Section 10(a)(3) of the Act, the Company will deliver to each of the Underwriters, without charge, as many copies of the Prospectus or any amendment or supplement thereto as the Representative may reasonably request. The Company consents to the use of the Prospectus or any amendment or supplement thereto by the several Underwriters and by all dealers to whom the Shares may be sold, both in connection with the offering or sale of the Shares and for any period of time thereafter during which the Prospectus is required by law to be delivered in connection therewith. If during such period of time any event shall occur which in the judgment of the Company or counsel to the Underwriters should be set forth in the Prospectus in order to make any statement therein, in light of the circumstances under which it was made, not misleading, or if it is necessary to supplement or amend the Prospectus to comply with law, the Company will forthwith prepare and duly file with the Commission an appropriate supplement or amendment thereto, and will deliver to each of the Underwriters, without charge, such number of copies of such supplement or amendment to the Prospectus as the Representative may reasonably request.

        f. Prior to any public offering of the Shares, the Company will cooperate with the Representative and counsel to the Underwriters in connection with the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representative may request; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general service of process in any jurisdiction where it is not now so subject.

        g. During the period of five years commencing on the Effective Date, the Company will furnish to the Representative, and each other Underwriter who may so request, copies of such financial statements and other periodic and special reports as the Company may from time to time distribute generally to the holders of any class of its capital stock, and will furnish to the Representative, and each other Underwriter who may so request, a copy of each annual or other report it shall be required to file with the Commission.

        h. The Company will make generally available to holders of its securities as soon as may be practicable but in no event later than the last day of the fifteenth full calendar month following the calendar quarter in which the Effective Date falls, an earnings statement (which need not be audited but shall be in reasonable detail) for the applicable 12-month period after the Effective Date, satisfying the provisions of Section 11(a) of the Act (including Rule 158 of the Rules and Regulations).

        i. Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay, or reimburse if paid by the Representative, all costs and expenses incident to the performance of the obligations of the Company under this Agreement, including but not limited to costs and expenses of or relating to (1) the preparation, printing and filing by the Company of the Registration
    Statement and exhibits to it, each preliminary prospectus, Prospectus and any amendment or supplement to the Registration Statement or Prospectus, (2) the preparation and delivery of certificates representing the Shares, (3) the printing of this Agreement, the Agreement Among Underwriters, any Dealer Agreements and any Underwriters' Questionnaires, (4) furnishing (including costs of shipping and mailing) such copies of the Registration Statement, the Prospectus and any preliminary prospectus, and all amendments and supplements thereto, as may be requested for use in connection with the offering and sale of the Shares by the Underwriters or by dealers to whom Shares may be sold, (5) the listing of the Shares on the NASDAQ/NM, (6) any filings required to be made by the Underwriters with the NASD, and the fees, disbursements and other charges of counsel for the Underwriters in connection therewith, (7) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions designated pursuant to Section 6(f), including the fees, disbursements and other charges of counsel to the Underwriters in connection therewith, and the preparation and printing of preliminary, supplemental and final Blue Sky memoranda, (8) fees, disbursements and other charges to the Company (but not those of counsel for the Underwriters, except as otherwise provided herein) and (9) the transfer agent for the Shares.

        j. If this Agreement shall be terminated by the Company pursuant to any of the provisions hereof (otherwise than pursuant to Section 10 hereof) or if for any reason the Company shall be unable to perform its obligations hereunder, the Company will reimburse the several Underwriters for all reasonable out-of-pocket expenses (including the fees, disbursements and other charges of counsel to the Underwriters) reasonably incurred by them in connection herewith.

        k. The Company will not at any time, directly or indirectly, take any action designed, or which might reasonably be expected, to cause or result in, or which will constitute, stabilization of the price of the shares of Common Stock to facilitate the sale or resale of any of the Shares.

        l. The Company will apply the net proceeds from the offering and sale of the Shares to be sold by the Company in the manner set forth in the Prospectus under "Use of Proceeds," and shall file such reports with the Commission with respect to the sale of the Shares and the application of the proceeds therefrom as may be required in accordance with Rule 463 under the Act.

        m. During the period of 90 days commencing at the Closing Date, without the prior written consent of the Representative and other than pursuant to the exercise of outstanding stock options or otherwise pursuant to the Company's stock option, employee stock purchase or other stock plans disclosed in the Prospectus, the Company will not issue, offer, sell, grant options to purchase or otherwise dispose of any of the Company's equity securities or any other securities convertible into or exchangeable with its Common Stock or other equity security.

        n. The Company will cause each of its officers, directors and certain shareholders designated by the Representative to enter into lock-up agreements with the Representative to the effect that they will not, without the prior written consent of the Representative, sell, contract to sell or otherwise dispose of any shares of Common Stock or rights to acquire such shares according to the terms set forth in SCHEDULE III hereto.

    7. CONDITIONS OF THE OBLIGATIONS OF THE UNDERWRITERS. The obligations of each Underwriter hereunder are subject to the following conditions:

        a. Notification that the Registration Statement has become effective shall be received by the Representative not later than 5:00 p.m., New York City time, on the date of this Agreement or at such later date and time as shall be consented to in writing by the Representative and all filings required by Rule 424 and Rule 430A of the Rules and Regulations shall have been made.

        b. (i) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for the purpose shall be pending or threatened by the Commission, (ii) no order suspending the effectiveness of the Registration Statement or the qualification or registration of the Shares under the securities or Blue Sky laws of any jurisdiction shall be in effect and no proceeding for such purpose shall be pending before or threatened or contemplated by the Commission or the authorities of any such jurisdiction, (iii) any request for additional information on the part of the staff of the Commission or any such authorities shall have been complied with to the satisfaction of the staff of the Commission or such authorities and (iv) after the date hereof no amendment or supplement to the Registration Statement or the Prospectus shall have been filed unless a copy thereof was first submitted to the Representative and the Representative does not object thereto in good faith, and the Representative shall have received certificates, dated the Closing Date and the Option Closing Date and signed by the Chief Executive Officer and the Chief Financial Officer of the Company (who may, as to proceedings threatened, rely upon the best of their knowledge), to the effect of clauses
    (i), (ii) and (iii) of this Section 7(b).

        c. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) there shall not have been a material adverse change in the general affairs, business, business prospects, properties, management, condition (financial or otherwise) or results of operations of the Company, whether or not arising from transactions in the ordinary course of business, in each case other than as described in or contemplated by the Registration Statement and the Prospectus, and (ii) the Company shall not have sustained any material loss or interference with its business or properties from fire, explosion, flood, earthquake or other casualty, whether or not covered by insurance, or from any labor dispute or any court of legislative or other governmental action, order or decree, which is not described in the Registration Statement and the Prospectus, if in the judgment of the Representative any such development makes it impracticable or inadvisable to consummate the sale and delivery of the Shares by the Underwriters at the public offering price.

        d. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall have been no litigation or other proceeding instituted against the

    Company or any of its officers or directors in their capacities as such, before or by any Federal, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, in which litigation or proceeding an unfavorable ruling, decision or finding would materially and adversely affect the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company.

        e. Each of the representations and warranties of the Company contained herein shall be true and correct in all material respects at the Closing Date and, with respect to the Option Shares, at the Option Closing Date, and all covenants and agreements contained herein to be performed on the part of the Company and all conditions contained herein to be fulfilled or complied with by the Company at or prior to the Closing Date and, with respect to the Option Shares, at or prior to the Option Closing Date, shall have been duly performed, fulfilled or complied with.

        f. The Representative shall have received an opinion, dated the Closing Date and, with respect to the Option Shares, the Option Closing Date, satisfactory in form and substance to the Representative and counsel for the Underwriters, from Brown & Bain, counsel to the Company and the Selling Shareholders, covering the following matters:

           (i) the Company has been duly organized, is validly existing as a corporation in good standing under the laws of the State of Florida, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not materially and adversely affect the Company or its business, properties, financial condition or results of operations;

           (ii) to such counsel's knowledge and except as disclosed in the Registration Statement and Prospectus, the Company does not have any subsidiaries or own or control any other corporation, association, or other business entity;

          (iii) the authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus;

          (iv) the authorized, issued and outstanding capital stock of the Company was as set forth under the caption "Capitalization" in the Prospectus as of the date therein; the shares of Common Stock outstanding prior to the issuance of the Firm Shares have been duly authorized and are validly issued, fully paid and non-assessable;

           (v) the specimen certificate evidencing the Firm Shares filed as an exhibit to the Registration Statement is in due and proper form under Florida law, the Firm Shares have been duly authorized and, when the certificates evidencing the Firm Shares have been issued and delivered in accordance with the terms of this Agreement, the Firm Shares will be validly issued, fully paid and non-assessable, and the issuance of such Firm Shares is not subject to any preemptive rights, or, to the best of such counsel's knowledge, other rights to subscribe for or purchase securities;

          (vi) the Registration Statement has become effective under the Act, and, to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement or preventing the use of the Prospectus has been issued and no proceedings for that purpose have been instituted or are pending or threatened by the Commission; any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) of the Rules and Regulations has been made in the manner and within the time period required by such Rule 424(b);

          (vii) the Registration Statement and the Prospectus and any supplements or amendments thereto (except for financial statements, schedules and financial information included therein, as to which such counsel need not express any opinion) comply as to form in all material respects with the Act and the rules and regulations of the Commission thereunder;

         (viii) this Agreement has been duly authorized, executed and delivered by the Company, and the Company has all requisite corporate power and authority to enter into this Agreement and consummate the transactions contemplated hereby;

          (ix) this Agreement is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as to (a) rights to indemnity and contribution thereunder which may be limited by applicable law, (b) bankruptcy and laws relating to the rights and remedies of creditors generally, and (c) the availability of equitable remedies; the execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement does not contravene any provision of applicable law or the articles of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company that is material to the Company or, to the best of such counsel's knowledge, any judgment or decree of any governmental body, agency or court having jurisdiction over the Company, presently in effect and a breach or violation of which, a default under which, a termination of which, an acceleration under which, or a conflict with which would materially and adversely affect the Company or its business, properties, financial condition or results of operations, and no consent, approval or authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except such as may have been obtained under the Act and such as required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares by the Underwriters;

           (x) the statements in the Prospectus under "Certain Transactions," "Description of Capital Stock" and "Shares Eligible for Future Sale" and in the Registration Statement in Item 14, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present and summarize the information with respect to such legal matters, documents and proceedings required under the Act and the Rules and Regulations;

          (xi) to such counsel's knowledge, there are no legal or governmental proceedings pending or threatened to which the Company is a party or to which any of the properties of the Company is subject that are required to be described in the Registration Statement or the Prospectus and are not so described;

          (xii) to such counsel's knowledge, no holder of securities of the Company has rights, which have not been waived, to require the Company to register with the Commission shares of Common Stock or other securities, as part of the offering contemplated hereby;

         (xiii) such counsel does not know of any contracts or documents required to be filed as exhibits to the Registration Statement or described in the Registration Statement or Prospectus or any supplements or amendments thereto which are not so filed, or described as required, and to such counsel's knowledge, each description of such contracts and documents as is contained in the Registration Statement and Prospectus fairly presents in all material respects the information required under the Act and the Rules and Regulations;

         (xiv) as of the Effective Date, the Shares were duly authorized for listing on the NASDAQ/NM upon official notice of issuance;

          (xv) Each Selling Shareholder which is not a natural person has full right, power and authority to enter into and to perform its obligations under the Power of Attorney and Custody Agreement to be executed and delivered by it in connection with the transactions contemplated herein; the Power of Attorney and Custody Agreement of each Selling Shareholder that is not a natural person has been duly authorized by such Selling Shareholder; the Power of Attorney and Custody Agreement of each Selling Shareholder has been duly executed and delivered by or on behalf of such Selling Shareholder; and the Power of Attorney and Custody Agreement of each Selling Shareholder constitutes the valid and binding agreement of such Selling Shareholder, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles. Such counsel may render such opinion as to such counsel's knowledge with respect to Selling Shareholders that are natural persons;

         (xvi) Each of the Selling Shareholders has full right, power and authority to enter into and to perform its obligations under this Agreement and to sell, transfer, assign and deliver the Shares to be sold by such Selling Shareholder hereunder. Such counsel may render such opinion as to such counsel's knowledge with respect to Selling Shareholders that are natural persons;

         (xvii) This Agreement has been duly authorized by each Selling Shareholder that is not a natural person and has been duly executed and delivered by or on behalf of each Selling Shareholder and, assuming due authorization, execution and delivery by you, is a valid and binding agreement of such Selling Shareholder, enforceable in accordance with its terms, except insofar as the indemnification and contribution provisions hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles. Such counsel may render such opinion as to such counsel's knowledge with respect to Selling Shareholders that are natural persons; and

        (xviii) Upon the delivery of and payment for the Shares as contemplated in this Agreement, each of the Underwriters will receive valid marketable title to the Shares purchased by it from such Selling Shareholder, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest. In rendering such opinion, such counsel may assume that the Underwriters are acquiring such shares without notice of any defect in the title of any of such Selling Shareholders to the Shares being purchased from such Selling Shareholders.

    Such counsel shall state its belief that, to its knowledge (except for financial statements, schedules and financial information, as to which such counsel need not express any belief) the Registration Statement and the Prospectus, as amended, included therein at the time the Registration Statement became effective did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and the Prospectus, as amended or supplemented, if applicable, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

    In rendering such opinion, such counsel may rely upon opinions of counsel satisfactory in form and substance to the Representative and counsel for the Underwriters, in which case, the opinion of counsel for the Company shall state that it has no reason to believe that such counsel, the Representative and counsel for the Underwriters are not justified in so relying.

        g. The Representative shall have received an opinion, dated the Closing Date and, with respect to the Option Shares, the Option Closing Date, from Gray Cary Ware & Freidenrich, A Professional Corporation, counsel to the Underwriters, with respect to the Registration Statement, the Prospectus and this Agreement, which opinion shall be satisfactory in all respects to the Representative.

        h. The Representative shall have received, on or prior to the Closing Date, agreements from the directors, officers, and certain shareholders as set forth on SCHEDULE III hereto, and the form of which is attached hereto, stating that each of such persons, without the prior written consent of the Representative, will not offer, sell, contract to sell, or grant any option to purchase or otherwise transfer or dispose of any Common Stock, or any securities convertible into or exchangeable for Common Stock of the Company (including, without limitation, Common Stock of the Company that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Commission and Common Stock that may be issued upon exercise of a stock option or warrant), or rights to acquire such Common Stock, whether now owned or hereafter acquired in the public market or otherwise, from the date hereof through the dates specified in SCHEDULE III and in such agreements.

        i. Concurrently with the execution and delivery of this Agreement, the Accountant shall have furnished to the Representative a letter, dated the date of its delivery, addressed to the Representative and in form and substance satisfactory to the Representative, confirming that it is an independent accountant with respect to the Company as required by the Act and the Rules and Regulations and with respect to certain financial and other statistical and numerical information contained in the Registration Statement. At the Closing Date, and, as to the Option Shares, the Option Closing Date, the Accountant shall have furnished to the Representative a letter, dated the date of its delivery, which shall confirm, on the basis of a review in accordance with the procedures set forth in the letter from the Accountant, that nothing has come to its attention during the period from the date of each letter referred to in the prior sentence to a date (specified in each letter) not more than five days prior to the Closing Date and the Option Closing Date, as the case may be, which would require any change in either letter dated the date hereof if they were required to be dated and delivered at the Closing Date and the Option Closing Date.

        j. The Representative shall have received, on or prior to the Closing Date, copies of a letter to the Company from the Accountant stating that its review of the Company's system of internal accounting controls, to the extent it deemed necessary in establishing the scope of its examination of the Company's financial statements as of and at December 31, 1994, did not disclose any weakness in internal controls that it considered to be material weaknesses.

        k. Concurrently with the execution and delivery of this Agreement and at the Closing Date and, with respect to the Option Shares, the Option Closing Date, there shall be furnished to the Representative a certificate, dated the date of its delivery, signed by the Chief Executive Officer and the Chief Financial Officer of the Company, in form and substance satisfactory to the Representative, to the effect that:

           (i) Each signer of such certificate has carefully examined the Registration Statement and the Prospectus and (A) as of the date of such certificate, the Registration Statement and the Prospectus do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading and (B) in the case of the certificate delivered at the Closing Date and the Option Closing Date, since the Effective Date no event has occurred as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein not untrue or misleading in any material respect.

           (ii) Each of the representations and warranties of the Company contained in this Agreement were, when originally made, and are, at the time such certificate is delivered, true and correct in all material respects.

          (iii) Each of the covenants required to be performed by the Company herein on or prior to the date of such certificate has been duly, timely and fully performed and each condition herein required to be satisfied or fulfilled on or prior to the date of such certificate has been duly, timely and fully satisfied or fulfilled.

        l. You shall be satisfied that, and you shall have received a certificate, dated the Closing Date, or any later date on which Option Shares are to be purchased, as the case may be, from the Attorneys for each Selling Shareholder to the effect that, as of the Closing Date, or any later date on which Option Shares are to be purchased, as the case may be, they have not ben informed that:

           (i) The representations and warranties made by such Selling Shareholder herein are not true or correct in any material respect on the Closing Date or on any later date on which Option Shares are to be purchased, as the case may be; or

           (ii) Such Selling Shareholder has not complied with any obligation or satisfied any condition which is required to be performed or satisfied on his or its part at or prior to the Closing Date or any later date on which Option Shares are to be purchased, as the case may be.

        m. The Shares shall be qualified for sale in such jurisdictions as the Representative may reasonably request, and each such qualification shall be in effect and not subject to any stop order or other proceeding on the Closing Date or the Option Closing Date.

        n. Prior to the Closing Date, the Shares shall have been duly authorized for listing on the NASDAQ/NM upon official notice of issuance.

        o. The Company shall have furnished to the Representative such certificates, in addition to those specifically mentioned herein, as the Representative may have reasonably requested as to the accuracy and completeness at the Closing Date and the Option Closing Date of any statement in the Registration Statement or the Prospectus, as to the
    accuracy at the Closing Date and the Option Closing Date of the representations and warranties of the Company herein, as to the performance by the Company of its obligations hereunder, or as to the fulfillment of the conditions concurrent and precedent to the obligations hereunder of the Representative.

    8.  INDEMNIFICATION.

    a. The Company and the Selling Shareholders jointly and severally agree to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person, if any, who controls, within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, each Underwriter, from and against any and all losses, claims, liabilities, expenses and damages (including any and all investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages (i) arise out of or are based on any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus, or the omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it not misleading in light of the circumstances in which they were made, (ii) arise out of or are based in whole or in part on any inaccuracy in the representations and warranties of the Company or the Selling Shareholders contained herein or (iii) arise out of or are based upon any failure of the Company or the Selling Shareholders to perform their obligations hereunder or under law in connection with the transactions contemplated hereby; provided that the Company or the Selling Shareholders will not be liable to the extent that such loss, claim, liability, expense or damage arises from the sale of the Shares in the public offering to any person by a Underwriter and is based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Representative, on behalf of any Underwriter, expressly for inclusion in the Registration Statement, the preliminary prospectus or the Prospectus, or any amendment or supplement thereto, and provided further that the Company or the Selling Shareholders will not be liable to any Underwriter, the directors, officers, employees or agents of such Underwriter or any person controlling such Underwriter with respect to any loss, claim, liability, expense, or damage arising out of or based on any untrue statement or omission or alleged untrue statement or omission or alleged omission to state a material fact in the preliminary prospectus which is corrected in the Prospectus if the person asserting any such loss, claim, liability, charge or damage purchased any of the Shares from such Underwriter but was not sent or given a copy of the Prospectus at or prior to the written confirmation of the sale of such Shares to such person. The Company and the Selling Shareholders acknowledge that the statements set forth under the heading "Underwriting" in the preliminary prospectus and the Prospectus constitute the only information relating to any Underwriter furnished in writing to the Company by the Representative on behalf of the Underwriters expressly for inclusion in the Registration Statement, the preliminary prospectus or the Prospectus. This indemnity will be in addition to any liability that the Company or the Selling Shareholders might otherwise have.

    b. Each Selling Shareholder, severally and not jointly, agrees to indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any breach of any representation, warranty, agreement or covenant of such Selling Shareholder contained in Section 4 or any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or such Underwriter by such Selling Shareholder, directly or through such Selling Shareholder's representatives, specifically for inclusion therein, and agrees to reimburse each Underwriter for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that such Selling Shareholder shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, such Preliminary Prospectus or the
Prospectus, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by any Underwriter, through you, specifically for use in the preparation thereof and, provided further, that the indemnity agreement provided in this Section 8(b) with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any losses, claims, charges, liabilities or litigation based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state therein a material fact purchase Shares, if a copy of the Prospectus in which such untrue statement or alleged untrue statement or omission or alleged omission was corrected has not been sent or given to such person within the time required by the Act and the Rules and Regulations thereunder, unless such failure is the result of noncompliance by the Company with Section 6(c) hereof. The liability of such Selling Shareholder under Section 3 and Section 8 of this Agreement shall be in addition to any liabilities which such Selling Shareholder may otherwise have.

    c. Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company and each Selling Shareholder against any losses, claims, damages or liabilities, joint or several, to which the Company or such Selling Shareholder may become subject under the Act or otherwise, specifically including but not limited to losses, claims, damages or liabilities related to negligence on the part of the Company or such Selling Shareholder, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any breach of any representation, warranty, agreement or covenant of such Underwriter herein contained or any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company and each such Selling Shareholder by such Underwriter, directly or through you, specifically for inclusion therein, and will reimburse the Company and each such Selling Shareholder for any legal or other expenses reasonably incurred by the Company and each such Selling Shareholder in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement shall be in addition to any liabilities which each Underwriter may otherwise have.

    d.  Any party that proposes to assert the right to be indemnified under this
Section 8 shall, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 8, notify each such indemnifying party in writing of the commencement of such action, enclosing with such notice a copy of all papers served, but the omission so to notify such indemnifying party will not relieve it from any liability that it may have to any indemnified party under the foregoing provisions of this Section unless, and only to the extent that, such omission results in the loss of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (i) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (ii) there are legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party,
(iii) the indemnified party has reasonably concluded that a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (iv) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. Any indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld).

    e. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this
Section 8 is applicable in accordance with its terms, but for any reason is held to be unavailable from the Company, the Selling Shareholders or the Underwriters, the indemnifying party will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company or the Selling Shareholders from persons other than the Underwriters, such as persons who control the Company within the meaning of the

Act, officers of the Company who signed the Registration Statement and directors of the Company, who also may be liable for contribution) to which the Company, the Selling Shareholders and any one or more of the Underwriters may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company, the Selling Shareholders and the Underwriters. The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Shareholders and the total underwriting discount received by the Underwriters, as set forth in the table on the cover page of the Prospectus bear to the aggregate public offering price of the Shares. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence, but also the relative fault of the Company, the Selling Shareholders and the Underwriters with respect to the statements or omissions which resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Shareholders or the Representative on behalf of the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(e) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense or damage, or action in respect thereof, referred to above in this Section 8(e) shall be deemed to include, for purpose of this Section 8(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 8(e), no Underwriter shall be required to contribute any amount in excess of the underwriting discounts received by it and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 8(e) are several in proportion to their respective underwriting obligations and not joint. For purposes of this Section 8(e), any person who controls a party to this Agreement within the meaning of the Act will have the same rights to contribution as that party, and each officer of the Company who signed the Registration Statement will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against any such party in respect of which a claim for contribution may be made under this Section 8(e), will notify any such party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 8(e). No party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld).

    f. Notwithstanding anything to the contrary contained herein, the aggregate liability of each Selling Shareholder under the representations and warranties contained in Section 4 hereof and under the indemnity and reimbursement agreements contained in the provisions of this Section 8 shall be limited to an amount equal to the net proceeds received by such Selling Shareholders from the sale of the stock sold by the Selling Shareholders to the Underwriters. The Company and the Selling Shareholders may agree, as among themselves and without limiting the rights of the Underwriters under this Agreement, as to the respective amounts of such liability for which they shall be responsible.

    g. The indemnity and contribution agreements contained in this Section 8 and the representations and warranties of the Company and the Selling Shareholders contained in this Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of the Underwriters, (ii) acceptance of any of the Shares and payment therefor or (iii) any termination of this Agreement.

    9. REIMBURSEMENT OF CERTAIN EXPENSES. In addition to its other obligations under Section 8(a) of this Agreement, the Company hereby agrees to reimburse on a quarterly basis the Underwriters for all reasonable legal and other expenses incurred in connection with investigating or defending any claim, action, investigation, inquiry or other proceeding arising out of or based upon in whole or part, (i) as described in Section 8(a), any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus, or the omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it not misleading in light of the circumstances in which they were made, (ii) any inaccuracy in the representations and warranties of the Company or the Selling Shareholders contained herein or (iii) any failure of the Company or the Selling Shareholders to perform their respective obligations hereunder or under law in connection with the transactions contemplated hereby, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the obligations under this Section 9 and the possibility that such payment might later be held to be improper; provided, however, that, to the extent any such payment is ultimately held to be improper, the persons receiving such payments shall promptly refund them.

    10. TERMINATION. The obligations of the several Underwriters under this Agreement may be terminated at any time on or prior to the Closing Date (or, with respect to the Option Shares, on or prior to the Option Closing Date), by notice to the Company from the Representative, without liability on the part of any Underwriter to the Company or the Selling Shareholders, if, prior to delivery and payment for the Firm Shares or Option Shares, as the case may be, in the sole judgment of the Representative, (a) trading in any of the equity securities of the Company shall have been suspended by the Commission, by an exchange that lists the Shares or by the NASDAQ/NM, (b) trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum or maximum prices shall have been generally established on such exchange, or additional material governmental restrictions, not in force on the date of this Agreement, shall have been imposed upon trading in securities generally by such exchange or by order of the Commission or any court or other governmental authority, (c) a general banking moratorium shall have been declared by either Federal or New York State authorities or (d) any material adverse change in the financial or securities markets in the United States, or in political, financial or economic conditions in the United States or any outbreak or material escalation of hostilities or other calamity or crises, shall have occurred, the effect of which is such as to make it, in the sole judgment of the Representative, impracticable to market the Shares.

    11. SUBSTITUTION OF UNDERWRITERS. If any one or more of the Underwriters shall fail or refuse to purchase the Firm Shares which it or they have agreed to purchase hereunder, and the aggregate number of Firm Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of Firm Shares, the other Underwriters shall be obligated, severally, to purchase the Firm Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase, in the proportions which the number of Firm Shares which they have respectively agreed to purchase pursuant to Section 1 bears to the aggregate number of Firm Shares which all such non-defaulting Underwriters have so agreed to purchase, or in such other proportions as the Representative may specify; provided that in no event shall the maximum number of Firm Shares which any Underwriter has become obligated to purchase pursuant to Section 1 be increased pursuant to this Section 11 by more than one-ninth of such number of Firm Shares without the prior written consent of such Underwriter. If any Underwriter or Underwriters shall fail or refuse to purchase any Firm Shares and the aggregate number of Firm Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase exceeds one-tenth of the aggregate number of the Firm Shares and arrangements satisfactory to the Representative and the Company for the purchase of such Firm Shares are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company for the purchase or sale of any Shares under this Agreement. In any such case either the Representative or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Any action taken pursuant to this Section 11 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

    12. FAILURE OF THE SELLING SHAREHOLDERS TO SELL AND DELIVER. If one or more of the Selling Shareholders shall fail to sell and deliver to the Underwriters the shares to be sold and delivered by such Selling Shareholders at the Closing Date under the terms of this Agreement, then the Underwriters may at their option, by written notice from you to the Company and the Selling Shareholders, either (i) terminate this Agreement without any liability on the part of any Underwriter or, except as provided in Section 8 hereof, the Company or the Selling Shareholders, or (ii) purchase the shares which the Company and other Selling Shareholders have agreed to sell and deliver in accordance with the terms hereof. In the event of a failure by one or more of the Selling Shareholders to sell and deliver as referred to in this Section, either you or the Company shall have the right to postpone the Closing Date for a period not exceeding [seven (7) business days] in order that the necessary changes in the Registration Statement, Prospectus and any other documents, as well as any other arrangements, may be effected.

    13. MISCELLANEOUS. Notice given pursuant to any of the provisions of this Agreement shall be in writing and, unless otherwise specified, shall be mailed or delivered (a) if to the Company, at the offices of the Company, 34551 Ardenwood Boulevard, Fremont, California 94537-5035, Attention: Chief Executive Officer, with a copy to Douglas Clark Neilsson, Esq., Brown & Bain, 600 Hansen, Suite 100, Palo Alto, California 94306, (b) if sent to one or more of the Selling Shareholders, to or , as Attorney-in-Fact for the Selling Shareholders, at , or (c) if to the Underwriters, to the Representative at the offices of Needham & Company, Inc., 400 Park Avenue, New York, New York 10022, Attention:
Corporate Finance Department, with a copy to Douglas J. Rein, Esq., Gray Cary Ware & Freidenrich, 400 Hamilton Avenue, Palo Alto, California 94301-1825. Any such notice shall be effective only upon receipt. Any notice may be made by telex or telephone, but if so made shall be subsequently confirmed in writing.

    This Agreement has been and is made solely for the benefit of the several Underwriters and the Company, the Selling Shareholders and the controlling persons, directors and officers referred to in Section 8, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" as used in this Agreement shall not include a purchaser, as such purchaser, of Shares from any of the several Underwriters.

    This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

    This Agreement may be signed in two or more counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

    In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

    Please confirm that the foregoing correctly sets forth the Agreement among the Company, the Selling Shareholders and the several Underwriters.

                                          Very truly yours,

                                          MYLEX CORPORATION

                                          By: __________________________________

                                          Title: _______________________________

                                          SELLING SHAREHOLDERS

                                          By: __________________________________
                                             Attorney-in-Fact for the Selling
                                                  Shareholders named in
                                                    SCHEDULE II hereto

The foregoing Agreement is hereby
confirmed and accepted as of the date
first above written.

NEEDHAM & COMPANY, INC.
As Representative of the several
Underwriters listed on SCHEDULE I

By: __________________________________

Title: _______________________________

                                   SCHEDULE I
                            SCHEDULE OF UNDERWRITERS

                                                                                  NUMBER OF
                                                                                 FIRM SHARES
UNDERWRITERS                                                                   TO BE PURCHASED
-----------------------------------------------------------------------------  ---------------
Needham & Company, Inc.......................................................
  Total......................................................................
                                                                               ---------------
                                                                               ---------------

                                  SCHEDULE II

                                                                                  NUMBER OF
                                                                               COMPANY SHARES
COMPANY                                                                          TO BE SOLD
-----------------------------------------------------------------------------  ---------------
Mylex Corporation............................................................
  Total......................................................................
                                                                               ---------------
                                                                               ---------------

                                                                            NUMBER OF SELLING
SHAREHOLDER SHARES                                                          SHARES TO BE SOLD
--------------------------------------------------------------------------  ------------------
Shareholder Shares........................................................
  Total...................................................................
                                                                                 ----------
                                                                                 ----------

                                  SCHEDULE III
                           FORM OF LOCK-UP AGREEMENT
                    AND DIRECTORS, OFFICERS AND SHAREHOLDERS
                  OF THE COMPANY WHO SHALL SIGN SUCH AGREEMENT

    The undersigned is a holder of securities or options to purchase securities of Mylex Corporation, a Florida corporation (the "Company"), and wishes to facilitate the public offering of shares of the Common Stock (the "Common Stock") of the Company (the "Offering"). The undersigned recognizes that such Offering will be of benefit to the undersigned.

    In consideration of the foregoing and in order to induce you to act as an underwriter in connection with the Offering, the undersigned hereby agrees that he, she or it will not, without the prior written approval of Needham & Company, Inc., acting on its own behalf, directly or indirectly, sell, contract to sell, make any short sale, pledge, or otherwise dispose of, any shares of Common Stock, options to acquire shares of Common Stock or securities exchangeable for or convertible into shares of Common Stock which he, she or it may own, exclusive of any shares of Common Stock purchased in connection with the Offering or purchased in the public trading market, for a period commencing on the date of this Agreement and ending on the date which is ninety (90) days after the Form S-3 Registration Statement to be filed on behalf of the Company in connection with the Offering (the "Registration Statement") shall have become effective by order of the Securities and Exchange Commission. The undersigned confirms that he, she or it understands that Needham & Company, Inc. and the Company will rely upon the representations set forth in this Agreement in proceeding with the Offering. The undersigned further confirms that the agreements of the undersigned are irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors and assigns. The undersigned agrees and consents to the entry of stop transfer instructions with the Company's transfer agent against the transfer of securities held by the undersigned except in compliance with this Agreement.

    This Agreement shall be binding on the undersigned and his, her or its respective successors, heirs, personal representatives and assigns as of the date of this Agreement.

    In the event that the Registration Statement shall not have been declared effective on or before October 15, 1995, this Agreement shall be of no further force or effect.